COLONIAL INTERMEDIATE HIGH INCOME FUND	Semiannual Report

April 30, 2002

President's Message

Dear Shareholder:

During the six-month reporting period that ended on April 30, 2002, the economic climate began to shift. During this time it became apparent that a recession had been underway since the first quarter of 2001. However, there were also signs that the economy was stabilizing.

With generally solid levels of consumer spending, the gross domestic product (GDP) that measures the output of US goods and services rose at an annualized rate of 1.70% in the fourth quarter of 2001. This followed a 1.3% decline in growth for the third quarter. Although business demand had not started to recover, companies began to rebuild their inventories in the first quarter of 2002. This helped raise GDP growth to a rate of 5.8%. The annual rate of inflation remained relatively low during the six-month period – hovering between 1.5% and 2.0%.

Company earnings were slow to improve, and layoffs continued at many firms, which raised questions about the timing and depth of a full recovery. This uncertainty, combined with widening concern about corporate accounting procedures in the wake of Enron's bankruptcy, kept stock prices volatile over the period. With many large daily swings in the market, the Standard & Poor's 500 Index returned 2.31% during the reporting period.

In this environment, the Federal Reserve slowed its cuts in short-term interest rates. After imposing rate cuts totaling 3.75 percentage points from January through October of 2001, the Fed trimmed rates a total of 0.75 percentage points in November and December. In March of 2002 the Fed assumed a neutral monetary position.

As investors began to anticipate an eventual increase in short-term rates, the yields for bonds generally rose, and their prices fell. Having significantly underperformed Treasury securities when the economic outlook was deteriorating, high-yield corporate bonds outperformed as the economy seemed to bottom. Although credit downgrades rose, defaults by issuers – while still high by historic standards – began to decline.

During the reporting period, portfolio managers Scott Richards and Greg Smalley adopted a more defensive investment strategy – increasing positions in areas like health care that could be less vulnerable to continued concerns about the economy and decreasing positions in more economically sensitive industries like cable and telecommunications. In addition, they weeded out investments whose financial reporting practices might concern investors. You will find additional details about the fund's investment strategy in the pages that follow.

Sincerely,

Keith T. Banks
President
Colonial Management Associates, Inc.

Economic and market conditions change frequently. There is no assurance that trends described herein will continue or commence.

Not FDIC Insured	May Lose Value
No Bank Guarantee

Portfolio Managers' Report

Top corporate issuers as of 4/30/02(%)

Charter Communications	2.7

CSC Holdings	2.5

Allied Waste North America	2.4

Premier International Foods	1.6

CMS Energy	1.5

Magellan Health Services	1.4

Sovereign Bancorp	1.3

EchoStar	1.3

Tekni-Plex	1.3

Telewest Communications	1.2

Corporate issuers are calculated as a percentage of total investments including short-term investments. Because the fund is actively managed, there can be no guarantee the fund will continue to hold securities of these issuers in the future.

6-month distributions declared per share 11/1/01–4/30/02	$0.21

6-month total returns, assuming reinvestment of all distributions

NAV	6.51

Market price	6.51

Price per share on 4/30/02

NAV	$3.53

Market price	$3.51

For the six months ended April 30, 2002, Colonial Intermediate High Income Fund earned a total return of 6.51% at net asset value (NAV). The fund's return lagged the average total return for funds in the Lipper High Current Yield (Leveraged) category, which was 9.80% over the same time.

A more defensive stance

The fund's underperformance versus its Lipper group was primarily the result of continued disappointments from investments in the telecommunications and cable sectors. Although we reduced the fund's positions in those areas, our investments there remained a significant drag on returns. Among the positions we trimmed were NTL, because of uncertainty regarding its valuation following a financial restructuring, and Adelphia Communications (0.3% of net assets), because of concerns about the company's liabilities and financial reporting practices.1

[1]Holdings are disclosed as of April 30, 2002, and are subject to change.

At the same time, the fund benefited from several "special situations" in which significant improvements in a company's prospects helped to boost the performance of its bonds. One example was Advanstar Communications (0.6% of net assets), a publisher and trade show management firm that investors had shunned because of concerns that the terrorist attacks of September 11 would greatly diminish trade show profitability. As economic conditions improved, Advanstar again found favor with investors.

Increased exposure to several better-performing sectors further enhanced the fund's returns. Among these sectors was the health care group, which we believe should continue to attract investors even if economic concerns reemerge. We also added investments in the housing sector, including several companies with higher average quality credit ratings.

The gaming and leisure group was another area where increased exposure benefited the fund's performance. In addition to increasing investments in a broad range of existing holdings in this sector, we initiated a position in Host Marriott (1.2% of net assets). Because of concerns about a decline in hotel demand after the events of September 11, we were able to purchase the firm's newly issued debt at an attractive price and yield. We believe that as a strong operator in the lodging industry, with a long history of good management, Marriott should enjoy solid growth over time.

We also maintained the fund's position in Pennzoil-Quaker State (0.7% of net assets), a leading producer of consumer products in the automotive sector. In addition to its recent acquisition by the Royal Dutch/Shell Group, we expect Pennzoil to benefit from its strong operational record and established brand name.

Maintaining a bottom-up investment strategy

As the economic recovery continues to unfold, we believe that high-yield bonds will benefit from broader improvements in corporate earnings,

1

further reductions in issuer defaults, and an increase in credit upgrades. While we believe that most of the downturn is probably behind us, it remains unclear how long the economy will languish before a definitive recovery takes hold.

Under these conditions, we continue to move toward a more defensive investment strategy – increasing positions in better-quality bonds (those with BB credit ratings). We are also maintaining an emphasis on individual positions in asset-rich companies with strong market niches and improving fundamentals. In recent months this strategy has led us to increase holdings in sectors that may be early beneficiaries of a full recovery – such as the housing and automotive industries. Going forward we may look for opportunities in industries with greater economic sensitivity, including the depressed telecommunications sector.

Scott B. Richards	Gregg Smalley

Scott B. Richards and Gregg Smalley co-manage the portfolio of Colonial Intermediate High Income Fund. Mr. Richards is a senior vice president of Colonial Management Associates. Mr. Smalley is a vice president of Colonial Management Associates.

Colonial Intermediate High Income Fund vs. Lipper High Current Yield
Funds (Leveraged) Category Average
10/31/01 — 4/30/02

High-yield investing offers the potential for high income and attractive total returns, but also involves certain risks. These include credit risks associated with lower-rated bonds, changes in interest rates, and certain risks associated with foreign investments. Investing in high-yield bonds involves greater credit risk and other risks not associated with investing in higher quality bonds. Bond investing also involves interest rate risk, which means that bond prices may change as interest rates increase or decrease. Foreign investments involve market risk, political, accounting, and currency risks not associated with domestic investments.

Past performance cannot predict future results. The returns and value of an investment may vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions.

Returns are computed at net asset value.

Lipper, Inc., a widely respected data provider, calculates an average total return for mutual funds with similar investment objectives.

2

Investment Portfolio

April 30, 2002 (Unaudited)

Corporate Fixed Income Bonds & Notes - 129.5%	Par	Value

Construction – 2.7%

Building Construction – 2.7%

Associated Materials, Inc., 9.750% 04/15/12	$ 150,000	$ 153,750

Atrium Companies, Inc., 10.500% 05/01/09	210,000	212,100

KB Home, 8.625% 12/15/08	490,000	490,000

Ryland Group, 9.125% 06/15/11	375,000	395,625

Standard Pacific Corp., 9.250% 04/15/12	740,000	754,800

		2,006,275

FINANCE, INSURANCE & REAL ESTATE – 7.1%

Depository Institutions – 1.8%

Sovereign Bancorp, Inc., 10.500% 11/15/06	1,180,000	1,310,107

Financial Services – 2.2%

Beaver Valley Funding Corp., 9.000% 06/01/17	590,000	647,395

Yell Finance BV, 10.750% 08/01/11	900,000	974,250

		1,621,645

Real Estate – 3.1%

D.R. Horton, Inc., 9.750% 09/15/10	955,000	1,000,363

K. Hovnanian Enterprises: 8.875% 04/01/12 (a)	170,000	166,600

10.500% 10/01/07	560,000	610,400

Lennar Corp., 7.625% 03/01/09	525,000	526,312

		2,303,675

MANUFACTURING – 36.4%

Chemicals & Allied Products – 7.9%

Acetex Corp., 10.875% 08/01/09	275,000	284,625

Avecia Group PLC, 11.000% 07/01/09	340,000	353,600

Huntsman ICI Holdings L.L.C., (b) 12/31/09	3,975,000	1,013,625

Lyondell Chemical Co., 9.625% 05/01/07	450,000	447,187

MacDermid, Inc., 9.125% 07/15/11	375,000	397,500

Messer Griesheim Holding, 10.375% 06/01/11 (a)(c)	600,000	583,362

Om Group, Inc., 9.250% 12/15/11 (a)	$ 360,000	$ 372,600

Sterling Chemicals, Inc., 11.750% 08/15/06 (d)	1,875,000	225,000

Terra Capital, Inc., 12.875% 10/15/08 (a)	775,000	790,500

Terra Industries, Inc., 10.500% 06/15/05	360,000	309,600

Texas Petrochemical Corp., 11.125% 07/01/06	1,125,000	990,000

		5,767,599

Electronic & Electrical Equipment – 3.1%

Amphenol Corp., 9.875% 05/15/07	735,000	771,750

Flextronics International Ltd., 9.875% 07/01/10 (a)	600,000	646,500

TransDigm, Inc., 10.375% 12/01/08	850,000	841,500

		2,259,750

Fabricated Metal – 1.8%

Earle M. Jorgensen & Co., 9.500% 04/01/05	570,000	552,900

Euramax International PLC, 11.250% 10/01/06	750,000	738,750

		1,291,650

Food & Kindred Products – 4.8%

Constellation Brands, Inc., 8.125% 01/15/12	270,000	275,400

Del Monte Corp., 9.250% 05/15/11	500,000	525,000

Dole Foods, 7.250% 05/01/09 (a)	250,000	249,258

JohnsonDiversey, Inc., 9.625% 05/15/12 (a)	500,000	520,000

New World Pasta Co., 9.250% 02/15/09	275,000	266,750

Premier International Foods PLC, 12.000% 09/01/09	1,500,000	1,650,000

		3,486,408

Furniture & Fixtures – 0.8%

Juno Lighting, Inc., 11.875% 07/01/09	600,000	627,000

Machinery & Computer Equipment – 0.3%

Sequa Corp., 8.875% 04/01/08	200,000	201,000

Measuring & Analyzing Instruments – 0.5%

Fisher Scientific International, Inc., 8.125% 05/01/12 (a)	375,000	375,938

See notes to investment portfolio.

3

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Corporate Fixed Income Bonds & Notes (continued)	Par	Value

MANUFACTURING (continued)

Miscellaneous Manufacturing – 6.7%

Actuant Corp., 13.000% 05/01/09	$ 351,000	$ 400,140

Agco Corp., 9.500% 05/01/08	400,000	432,000

Flowserve Corp., 12.250% 08/15/10 (a)	361,000	409,735

ISG Resources, Inc., 10.000% 04/15/08	1,000,000	935,000

Koppers Industries, Inc., 9.875% 12/01/07	725,000	734,062

Newcor, Inc., 9.875% 03/01/08 (d)	1,170,000	163,800

Owens-Illinois, Inc., 7.500% 05/15/10	600,000	546,000

Tekni-Plex, Inc., 12.750% 06/15/10	1,230,000	1,279,200

		4,899,937

Paper Products – 1.2%

Corp Durango SA de CV, 13.125% 08/01/06	525,000	529,594

Tembec Industries, Inc., 8.500% 02/01/11	350,000	364,000

		893,594

Petroleum Refining – 0.7%

Pennzoil-Quaker State, 10.000% 11/01/08 (a)	460,000	535,900

Pollution Control – 0.4%

EnviroSource, Inc., 14.000% 12/15/08	363,648	290,918

Primary Metal – 2.3%

Bayou Steel Corp., 9.500% 05/15/08	1,000,000	590,000

Kaiser Aluminum & Chemical Corp., 10.875% 10/15/06	880,000	695,200

Renco Metals, Inc., 11.500% 07/01/03 (d)	500,000	50,000

WCI Steel Inc., 10.000% 12/01/04	665,000	319,200

Wheeling-Pittsburgh Corp., 9.250% 11/15/07 (d)	2,000,000	40,000

		1,694,400

Printing & Publishing – 1.2%

PriMedia, Inc., 8.875% 05/15/11	425,000	378,250

Von Hoffman Corp., 10.250% 03/15/09 (a)	$ 495,000	$ 517,275

		895,525

Rubber & Plastic – 0.5%

Applied Extrusion Technologies, Inc., 10.750% 07/01/11 (a)	400,000	400,000

Stone, Clay, Glass & Concrete – 0.7%

Anchor Glass Container Corp., 11.250% 04/01/05	500,000	525,000

Transportation Equipment – 3.5%

BE Aerospace, Inc., 8.875% 05/01/11	575,000	546,250

Collins & Aikman Products Co.: 10.750% 12/31/11 (a)	200,000	208,500

11.500% 04/15/06	510,000	512,550

Dura Operating Corp.: 8.625% 04/15/12 (a)	440,000	457,600

9.000% 05/01/09	175,000	178,500

LDM Technologies, Inc., 10.750% 01/15/07	510,000	382,500

Lear Corp., 8.110% 05/15/09	250,000	260,000

		2,545,900

MINING & ENERGY – 6.4%

Oil & Gas Extraction – 6.4%

Benton Oil & Gas Co., 9.375% 11/01/07	485,000	412,250

Chesapeake Energy Corp., 8.125% 04/01/11	325,000	326,625

Magnum Hunter Resources, Inc., 10.000% 06/01/07	925,000	971,250

Mariner Energy, Inc., 10.500% 08/01/06	690,000	648,600

Petsec Energy, Inc., 9.500% 06/15/07 (d)	2,000,000	20,000

Pioneer Natural Resources Co.: 7.500% 04/15/12	200,000	201,000

9.625% 04/01/10	280,000	310,800

Pogo Producing Co., 8.250% 04/15/11	715,000	743,600

Stone Energy Corp., 8.250% 12/15/11	220,000	224,400

XTO Energy, Inc., 7.500% 04/15/12	800,000	805,000

		4,663,525

See notes to investment portfolio.

4

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Corporate Fixed Income Bonds & Notes (continued)	Par	Value

RETAIL TRADE – 1.8%

Food Stores —1.0%

Pathmark Stores, 8.750% 02/01/12	$ 200,000	$ 207,500

Smithfield Foods, Inc., 8.000% 10/15/09 (a)	525,000	532,875

		740,375

Miscellaneous Retail – 0.8%

Steinway Musical Instrument, 8.750% 04/15/11	550,000	550,000

SERVICES – 27.4%

Amusement & Recreation – 11.6%

Ameristar Casinos, Inc., 10.750% 02/15/09	400,000	440,000

Anchor Gaming, 9.875% 10/15/08	400,000	443,000

Argosy Gaming Co., 10.750% 06/01/09	335,000	371,850

Boyd Gaming Corp., 9.500% 07/15/07	350,000	367,500

Circus-Circus & Eldorado/Silver Legacy, 10.125% 03/01/12 (a)	375,000	388,125

Coast Hotels & Casinos, Inc., 9.500% 04/01/09	500,000	526,250

Hollywood Casino Corp., 11.250% 05/01/07	400,000	444,000

Hollywood Casino Shreveport, 13.000% 08/01/06	900,000	983,250

Hollywood Park, Inc., 9.500% 08/01/07	1,000,000	985,000

Horseshoe Gaming, L.L.C., 9.375% 06/15/07	500,000	525,000

Majestic Investor Holdings Capital, 11.653% 11/30/07 (a)	225,000	214,875

Mikohn Gaming, 11.875% 08/15/08 (a)	275,000	270,875

Mohegan Tribal Gaming, 8.000% 04/01/12 (a)	500,000	500,000

Penn National Gaming, Inc., 11.125% 03/01/08	1,050,000	1,136,625

Regal Cinemas, Inc., 9.375% 02/01/12 (a)	600,000	624,000

Six Flags, Inc., 9.500% 02/01/09	275,000	287,375

		8,507,725

Auto Repair Services & Parking – 1.3%

United Auto Group, Inc., 9.625% 03/15/12 (a)	350,000	364,000

United Rentals, Inc.: 8.800% 08/15/08	$ 325,000	$ 326,625

9.500% 06/01/08	275,000	281,875

		972,500

Health Services – 10.7%

Alliance Imaging, Inc., 10.375% 04/15/11	560,000	599,200

AmerisourceBergen Corp., 8.125% 09/01/08 (a)	330,000	349,800

Bio-Rad Laboratories, Inc., 11.625% 02/15/07	600,000	669,000

Coventry Health Care, Inc., 8.125% 02/15/12	525,000	540,750

Dynacare, Inc., 10.750% 01/15/06	480,000	499,200

HCA, Inc., 8.750% 09/01/10	670,000	747,017

Insight Health Services Corp., 9.875% 11/01/11 (a)	675,000	695,250

Magellan Health Services, Inc.: 9.000% 02/15/08	1,240,000	1,054,000

9.375% 11/15/07 (a)	385,000	385,000

Quest Diagnostic, Inc., 7.500% 07/12/11	500,000	522,900

Radiologix, Inc., 10.500% 12/15/08 (a)	400,000	416,000

Res-Care, Inc., 10.625% 11/15/08 (a)	615,000	571,950

United Surgical Partners, 10.000% 12/15/11	400,000	413,000

Vanguard Health Systems, 9.750% 08/01/11 (a)	380,000	400,900

		7,863,967

Hotels, Camps & Lodging – 2.0%

Host Marriott L.L.P., 9.500% 01/15/07 (a)	800,000	845,000

Starwood Hotels Resorts, 7.875% 05/01/12 (a)	625,000	626,475

		1,471,475

Other Services – 1.8%

HydroChem Industrial Services, Inc., 10.375% 08/01/07	750,000	562,500

Intertek Finance PLC, 10.250% 11/01/06	750,000	776,250

		1,338,750

See notes to investment portfolio.

5

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Corporate Fixed Income Bonds & Notes (continued)	Par	Value

TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES – 47.1%

Air Transportation – 2.3%

Northwest Airlines, Inc., 9.875% 03/15/07	$ 615,000	$ 599,625

U.S. Air, Inc., 10.375% 03/01/13	1,600,000	1,056,000

		1,655,625

Broadcasting – 5.3%

Advanstar Communications, Inc., 12.000% 02/15/11	500,000	450,000

Allbritton Communications Co., 9.750% 11/30/07	600,000	633,000

Cumulus Media, Inc., 10.375% 07/01/08	225,000	247,500

Emmis Communications, (e) 03/15/11

(12.500% 03/15/06)	725,000	543,750

LIN Holding Corp., (e) 03/01/08

(10.000% 03/01/03)	725,000	667,000

Sinclair Broadcast Group, Inc., 8.750% 12/15/11 (a)	600,000	628,500

TV Azteca SA de CV, 10.500% 02/15/07	745,000	752,450

		3,922,200

Cable– 12.9%

Adelphia Communications Corp., 10.875% 10/01/10	250,000	216,250

Cable Satisfaction International, Inc., 12.750% 03/01/10	970,000	582,000

Charter Communications Holdings L.L.C.:

(e) 04/01/11

(9.920% 04/01/04)	1,925,000	1,347,500

10.000% 04/01/09	500,000	475,000

10.750% 10/01/09	275,000	269,500

11.125% 01/15/11	675,000	668,250

Comcast UK Cable Partners Ltd., 11.200% 11/15/07	750,000	705,000

Diamond Cable Co., 10.750% 02/15/07	1,085,000	358,050

EchoStar DBS Corp., 9.250% 02/01/06	1,265,000	1,309,275

FrontierVision Holdings L.P., 11.875% 09/15/07	795,000	767,175

Insight Comunication Co., Inc., (e) 02/15/11 (12.250% 02/15/06)	770,000	488,950

Northland Cable Television, Inc., 10.250% 11/15/07	$1,350,000	$ 1,120,500

Telewest Communications PLC: 11.000% 10/01/07	2,000,000	1,120,000

11.250% 11/01/08	100,000	57,000

		9,484,450

Communications – 2.9%

Canwest Media, Inc., 10.625% 05/15/11	500,000	540,000

Quebecor Media, Inc., 11.125% 07/15/11	925,000	999,000

XM Satellite Radio Holdings, Inc., 14.000% 03/15/10 (a)	830,000	614,200

		2,153,200

Communications Services – 1.7%

Corus Entertainment, Inc. 8.750% 03/01/12 (a)	200,000	207,500

Crown Castle International Corp.: (e) 05/15/11

(10.375% 05/15/04)	550,000	341,000

10.750% 08/01/11	250,000	231,250

SBA Communications Corp., 10.250% 02/01/09	615,000	442,800

		1,222,550

Electric, Gas & Sanitary Services – 5.5%

Allied Waste North America, Inc.: 8.500% 12/01/08	475,000	479,750

10.000% 08/01/09	1,915,000	1,972,450

CMS Energy Corp.: 8.900% 07/15/08	675,000	715,500

9.875% 10/15/07	780,000	854,100

		4,021,800

Electric Services – 3.0%

AES Corp., 9.500% 06/01/09	800,000	680,000

Calpine Corp., 8.500% 02/15/11	1,045,000	893,475

PSE&G Energy Holdings, 8.625% 02/15/08 (a)	395,000	396,687

UCAR Finance, Inc., 10.250% 02/15/12 (a)	235,000	247,925

		2,218,087

Funeral Services – 1.7%

Service Corp. International, 7.700% 04/15/09	875,000	805,000

Stewart Enterprises, 10.750% 07/01/08	400,000	440,000

		1,245,000

See notes to investment portfolio.

6

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Corporate Fixed Income Bonds & Notes (continued)	Par	Value

TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES (continued)

Motor Freight & Warehousing – 0.6%

MTL, Inc., 10.000% 06/15/06	$1,000,000	$ 450,000

Radiotelephone Communications – 7.6%

AirGate PCS, Inc., (e) 10/01/09

(13.500% 10/01/04)	399,000	267,330

Alamosa Delaware, Inc., 12.500% 02/01/11	410,000	350,550

Alamosa PCS Holdings, Inc., (e) 02/15/10	250,000	123,750

(12.875% 02/15/05)

Horizon PCS, Inc.: (e) 10/01/10

(14.000% 10/01/05)	415,000	149,400

13.750% 06/15/11 (a)	415,000	311,250

McCaw International Ltd. 13.000% 04/15/07	500,000	30,000

Microcell Telecommunications, Inc., 14.000% 06/01/06	1,000,000	550,000

Nextel Communications, Inc., 9.375% 11/15/09	1,535,000	1,059,150

Nextel International, Inc.: (e) 04/15/08

(12.125% 04/15/03)	665,000	26,600

12.750% 08/01/10	1,300,000	78,000

Nextel Partners, Inc.: 11.000% 03/15/10	500,000	315,000

11.000% 03/15/10 (a)	90,000	56,700

Partner Communications Co., Ltd., 13.000% 08/15/10	400,000	388,000

Rogers Cantel, Inc., 9.750% 06/01/16	450,000	411,750

TeleCorp PCS, Inc., (e) 04/15/09

(11.625% 04/15/04)	352,000	315,040

Tritel PCS, Inc., 10.375% 01/15/11	419,000	465,090

US Unwired, Inc., (e) 11/01/09

(13.375% 11/01/04)	950,000	646,000

		5,543,610

Telecommunication – 2.2%

Carrier1 International SA, 13.250% 02/15/09	750,000	30,000

Ono Finance PLC: 13.000% 05/01/09	750,000	330,000

14.000% 02/15/11	875,000	385,000

RCN Corp., (e) 10/15/07

(11.125% 10/15/02) (a)	$ 750,000	$ 178,125

Time Warner Telecom, Inc.: 9.750% 07/15/08	470,000	235,000

10.125% 02/01/11	405,000	202,500

WorldCom, Inc., 7.750% 04/01/07	500,000	237,500

		1,598,125

Transportation Services - 1.4%

Petroleum Helicopters, 9.375% 05/01/09 (a)	530,000	543,250

William Scotsman, Inc., 9.875% 06/01/07 (a)	455,000	462,962

		1,006,212

WHOLESALE TRADE – 0.6%

Durable Goods – 0.6%

Playtex Products, Inc., 9.375% 06/01/11	380,000	404,700

Total Corporate Fixed Income Bonds & Notes

(cost of $110,738,920)		94,966,097

Preferred Stocks – 5.5%	Shares	Value

MANUFACTURING – 0.2%

Printing & Publishing – 0.2%

PriMedia, Inc., Series F, 9.200%	3,000	135,000

TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES – 5.3%

Broadcasting – 0.5%

Granite Broadcasting Corp., 12.750% PIK	680	387,720

Cable – 4.7%

Adelphia Communications Corp., Series B,

13.000%	12,500	887,500

CSC Holdings Ltd.: 11.125% PIK	13,221	1,242,753

11.750% PIK	13,824	1,306,346

		3,436,599

Communications – 0.1%

Dobson Communication Corp., 12.250% PIK	151	125,747

See notes to investment portfolio.

7

Investment Portfolio (continued)

April 30, 2002 (Unaudited)

Preferred Stocks – 5.5%	Shares	Value

TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES (continued)

Telecommunication – 0.0%

XO Communications, Inc.: 13.500% PIK	789	$ 8

14.000% PIK	28,520	285

		293

Total Preferred Stocks

(cost of $8,006,317)		4,085,359

Common Stocks - 0.5% (f)

MINING & ENERGY – 0.3%

Oil & Gas Extraction – 0.3%

Pioneer Natural Resources Co.	8,153	195,590

TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES – 0.2%

Pollution Control – 0.1%

EnviroSource, Inc.	10,000	94,033

Telecommunications – 0.1%

AirGate PCS, Inc.	1,826	26,109

Nextel Communications, Inc., Class A	6,196	34,140

		60,249

Total Common Stocks

(cost of $896,786)		349,872

Warrants - 0.1% (f)	Units

SERVICES – 0.0%

Amusement & Recreation – 0.0%

Mikohn Gaming, Expires 08/15/08	275	1,375

TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY SERVICES – 0.1%

Cable – 0.0%

Cable Satisfaction International, Inc.,

Expires 03/01/05	970	6,790

Communications – 0.0%

UbiquiTel Operating Co., Expires 04/15/10	525	2,625

XM Satellite Radio Holdings, Inc. Expires 03/15/10	600	150

		2,775

Telecommunications – 0.1%

Carrier1 International SA, Expires 02/19/09	347	$ 3

Horizon PCS, Inc., Expires 10/01/03	665	13,300

Jazztel PLC, Expires 02/01/10	350	(g)

MetroNet Communications Corp., Expires 08/15/07	250	24,232

Ono Finance PLC, Expires 05/31/09	925	1,522

		39,057

Total Warrants

(cost of $174,923)		49,997

Short-Term Obligation – 2.7%	Par

Federal National Mortgage Association, 3.780% 05/31/02 (h)

(cost of $1,993,750)	$2,000,000	1,993,750

Total Investments – 138.3%

(cost of $121,810,696) (i)		101,445,075

Other Assets & Liabilities, Net – (38.3)%		(28,102,562)

Net Assets - 100.0%		$ 73,342,513

See notes to investment portfolio.

8

Investment Portfolio (continued)

Notes to Investment Portfolio:

(a)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2002, the value of these securities amounted to $17,065,992 or 23.3% of net assets.

(b)	Zero coupon bond.

(c)	This is a foreign security. Par amount is stated in U.S. dollars.

(d)	These issuers are in default of certain debt covenants. Income is not being accrued.

(e)	Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.

(f)	Non-income producing.

(g)	Rounds to less than $1.

(h)	Rate represents yield at date of purchase.

(i)	Cost for generally accepted accounting principles is $121,810,696. Cost for federal income tax purposes is $121,020,470. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.

As of April 30, 2002, the Fund had entered into the following forward currency exchange contracts:

Contracts to Deliver		In Exchange For	Settlement Date	Net Unrealized Depreciation at 4/30/02

EUR	16,000	$14,192	05/20/2002	$(200)

EUR	459,265	407,368	05/20/2002	(5,741)

EUR	121,000	107,397	05/20/2002	(1,442)

				$(7,383)

Acronym	Name

EUR	Euro Dollars

PIK	Payment-In-Kind

See notes to financial statements.

9

Statement of Assets and Liabilities

April 30, 2002 (Unaudited)

Assets:

Investments, at cost	$121,810,696

Investments, at value	$101,445,075

Cash	1,435,739

Receivable for:

Investments sold	339,436

Interest	2,631,651

Dividends	6,900

Deferred Trustees' compensation plan	4,928

Total Assets	105,863,729

Liabilities:

Net unrealized depreciation on forward currency contracts	7,383

Payable for:

Interest	732,613

Investments purchased	580,940

Distributions	623,275

Management fee	56,139

Transfer agent fee	6,251

Bookkeeping fee	3,061

Trustees' fee	689

Deferred Trustees' fee	4,928

Other liabilities	5,937

Notes payable	30,500,000

Total Liabilities	32,521,216

Net Assets	$73,342,513

Composition of Net Assets:

Paid-in capital	$143,449,397

Overdistributed net investment income	(298,369)

Accumulated net realized loss	(49,435,979)

Net unrealized depreciation on:

Investments	(20,365,621)

Foreign currency translations	(6,915)

Net Assets	$73,342,513

Shares outstanding	20,775,818

Net asset value per share	$3.53

Statement of Operations

For the Six Months Ended April 30, 2002 (Unaudited)

Investment Income:

Interest	$5,337,240

Dividends	363,920

Total Investment Income	5,701,160

Expenses:

Management fee	342,417

Bookkeeping fee	18,011

Transfer agent fee	22,868

Trustees' fee	4,134

Reports to shareholders	24,616

Other expenses	45,284

Total Expenses	457,330

Custody earnings credit	(2,107)

Total Operating Expenses	455,223

Interest expense	1,106,682

Net Expenses	1,561,905

Net Investment Income	4,139,255

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:

Net realized loss on:

Investments	(10,908,562)

Foreign currency transactions	(10,726)

Net realized loss	(10,919,288)

Net change in unrealized appreciation/depreciation on:

Investments	11,518,755

Foreign currency translations	21,202

Net change in unrealized appreciation/depreciation	11,539,957

Net Gain	620,669

Net Increase in Net Assets from Operations	$4,759,924

See notes to financial statements.

10

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets:	(Unaudited) Six Months Ended April 30, 2002	Year Ended October 31, 2001

Operations:

Net investment income	$4,139,255	$10,377,445

Net realized loss on investments and foreign currency transactions	(10,919,288)	(22,676,787)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	11,539,957	(3,228,586)

Net Increase (Decrease) from Operations	4,759,924	(15,527,928)

Distributions Declared to Shareholders:

From net investment income	(4,265,395)	(11,322,543)

Return of capital	—	(394,928)

Total Distributions Declared to Shareholders	(4,265,395)	(11,717,471)

Share Transactions:

Distributions reinvested	494,507	1,265,931

Total Increase (Decrease) in Net Assets	989,036	(25,979,468)

Net Assets:

Beginning of period	72,353,477	98,332,945

End of period (including overdistributed net investment income of $(298,369) and $(1,027,990), respectively)	$73,342,513	$72,353,477

Changes in Shares:

Issued for distributions reinvested	137,791	272,635

11

Statement of Cash Flows

For the Six Months Ended April 30, 2002 (Unaudited)

Increase (Decrease) in Cash:

Cash Flows From Operating Activities:

Net investment income	$4,139,255

Adjustments to reconcile net investment income to net cash provided by operating activities:

Purchase of investment securities	(29,595,220)

Proceeds from disposition of investment securities	28,931,190

Sale of short-term investments, net	1,816,168

Net realized loss due to foreign currency transactions	(1,337)

Decrease in interest receivable	154,594

Decrease in other assets	15,179

Net realized loss from forward currency contracts	(9,389)

Decrease in receivable for investments sold	825,117

Decrease in payable for investments purchased	(529,559)

Decrease in accrued expenses and other liabilities	(61,922)

Net amortization/accretion of income	(695,826)

Net cash provided by operating activities	4,988,250

Cash Flows From Financing Activities:

Increase in interest payable	68,464

Distributions paid in cash	(3,891,436)

Net cash used in financing activities	(3,822,972)

Net increase in cash	1,165,278

Cash:

Beginning of period	270,461

End of period	$1,435,739

Supplemental disclosure of cash flow information: Non-cash financing activities not included herein consist of reinvestment of distributions of $494,507.

12

Notes to Financial Statements

April 30, 2002 (Unaudited)

Note 1. Accounting Policies

Organization:

Colonial Intermediate High Income Fund (the "Fund") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment goal is to seek high current income and total return by investing primarily in lower-rated corporate debt securities. The Fund authorized an unlimited number of shares.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.

Security Valuation and Transactions:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Statement of Cash Flows:

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian bank account and does not include any short-term investments at April 30, 2002.

Federal Income Taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

At October 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

Year of Expiration	Capital Loss Carryforwards

2003	$2,102,577

2007	3,282,077

2008	10,437,671

2009	22,694,029

$38,516,354

Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

Interest Income, Debt Discount and Premium:

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The cumulative effect of this accounting change did not impact total net assets,

13

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

but resulted in a $855,761 increase in cost of securities and a corresponding $855,761 increase in net unrealized depreciation, based on securities held by the Fund on November 1, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $100,158, increase net unrealized appreciation by $65,535, and increase net realized losses by $165,693. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Foreign Currency Transactions:

Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward Currency Contracts:

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's investments. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other:

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management Fee:

Colonial Management Associates, Inc. (the "Advisor") is the investment advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.65% annually of the Fund's average daily net assets.

In addition, the Fund shall pay the Advisor monthly a fee equal to 20% of the Fund's monthly leverage income, however, if the Fund's monthly leverage income is less than zero then the Advisor shall pay the Fund 20% of the Fund's monthly leverage income. For the six months ended April 30, 2002, the fee paid to the Advisor under this agreement amounted to $104,738, which represents 0.28% annually of the Fund's average daily net assets.

Bookkeeping Fee:

The Advisor is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate

14

Notes to Financial Statements (continued)

April 30, 2002 (Unaudited)

agreement (the "Outsourcing Agreement"), the Advisor has delegated those functions to State Street Bank and Trust Company ("State Street"). The Advisor pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Advisor receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $2,107 of custody fees were reduced by balance credits for the six months ended April 30, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Note 3. Portfolio Information

Investment Activity:

For the six months ended April 30, 2002, purchases and sales of investments, other than short-term obligations, were $29,574,832 and $29,096,833, respectively.

Unrealized appreciation (depreciation) at April 30, 2002, based on cost of investments for federal income tax purposes, was:

Gross unrealized appreciation	$3,348,702

Gross unrealized depreciation	(22,924,097)

Net unrealized depreciation	$(19,575,395)

Other:

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Loan Agreement

At April 30, 2002, the Fund had two term loans and a revolver loan outstanding with Bank of America NA, totaling $30,500,000. These loans are comprised of a $13,700,000 term loan which bears interest at 7.74% per annum, due June 12, 2003, a $7,700,000 term loan which bears interest at 6.84% per annum, due June 13, 2002 and a $9,100,000 revolver loan which bears interest at 6.75% per annum, due June 13, 2002. The average daily loan balance was $30,500,000 at a weighted average interest rate of 7.22%. The Fund is required to maintain 300% net asset coverage with respect to the loans.

15

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

	(Unaudited) Six Months Ended April 30,		Year Ended October 31,

	2002		2001	2000	1999	1998	1997

Net Asset Value, Beginning of Period	$3.51		$4.83	$5.97	$6.20	$7.27	$6.89

Income from Investment Operations:

Net investment income	0.20(a	)	0.51(a )	0.67	0.70	0.70	0.70

Net realized and unrealized gain (loss) on investments and foreign currency	0.03(b	)	(1.26)	(1.10)	(0.23)	(1.08)	0.38

Total from Investment Operations	0.23		(0.75)	(0.43)	0.47	(0.38)	1.08

Less Distributions Declared to Shareholders:

From net investment income	(0.21)		(0.55)	(0.69)	(0.70)	(0.69)	(0.70)

In excess of net investment income	—		—	(0.02)	—	—	—

Return of capital	—		(0.02)	—	—	—	—

Total Distributions Declared to Shareholders	(0.21)		(0.57)	(0.71)	(0.70)	(0.69)	(0.70)

Net Asset Value, End of Period	$3.53		$3.51	$4.83	$5.97	$6.20	$7.27

Market price per share	$3.51		$3.49	$4.63	$5.63	$6.81	$7.56

Total return — based on market value (c)	6.51	%(d)	(14.26)%	(6.12)%	(7.89)%	(0.74)%	16.97%

Ratios to Average Net Assets:

Operating expenses (e)	1.24	%(f)	1.31%	0.92%	0.89%	0.88%	0.89%

Interest and amortization of deferred debt issuance expenses	3.01	%(f)	2.98%	2.79%	2.48%	2.11%	1.96%

Total expenses (e)	4.25	%(f)	4.29%	3.71%	3.37%	2.99%	2.85%

Net investment income (e)	11.26	%(b)(f)	11.96%	11.88%	10.82%	9.70%	9.63%

Portfolio turnover rate	30	%(d)	52%	42%	44%	69%	92%

Net assets, end of period (000's)	$73,343		$72,353	$98,333	$121,018	$124,480	$107,774

(a)	Per share data was calculated using average shares outstanding during the period.

(b)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the six months ended April 30, 2002, was to increase the ratio of net investment income to average net assets from 10.99% to 11.26%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to April 30, 2002 have not been restated to reflect this change in presentation.

(c)	Total return at market value assuming all distributions reinvested at the lower of net asset value or closing market value, and excluding brokerage commissions.

(d)	Not annualized.

(e)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact, except for the year ended 1997 which had a 0.01% impact.

(f)	Annualized.

16

Financial Highlights (continued)

Selected data for a share outstanding throughout each period is as follows:

	Year Ended October 31,

	1996	1995	1994	1993	1992

Net Asset Value, Beginning of Period	$6.62	$6.28	$6.92	$6.43	$6.29

Income from Investment Operations:

Net investment income	0.70	0.70	0.69	0.71	0.77

Net realized and unrealized gain (loss) on investments and foreign currency	0.26	0.34	(0.58)	0.50	0.15

Total from Investment Operations	0.96	1.04	0.11	1.21	0.92

Less Distributions Declared to Shareholders:

From net investment income	(0.69)	(0.70)	(0.75)	(0.72)	(0.78)

Net Asset Value, End of Period	$6.89	$6.62	$6.28	$6.92	$6.43

Market price per share	$7.13	$6.88	$5.75	$6.63	$6.25

Total return - based on market value (a)	14.62%	33.00%	(2.80)%	17.89%	17.39%

Ratios to Average Net Assets:

Operating expenses (b)	0.98%	0.95%	0.97%	1.00%	1.00%

Interest and amortization of deferred debt issuance expenses	2.07%	1.94%	1.91%	2.66%	3.24%

Total expenses (b)	3.05%	2.89%	2.88%	3.66%	4.24%

Net investment income (b)	10.11%	10.76%	10.40%	10.62%	11.98%

Portfolio turnover rate	92%	92%	160%	135%	78%

Net assets, end of period (000's)	$99,925	$93,984	$87,519	$95,164	$87,149

(a)	Total return at market value assuming all distributions reinvested at the lower of net asset value or closing market value, and excluding brokerage commissions.

(b)	The benefits derived from custody credits and directed brokerage arrangements, if applicable, had no impact.

17

Financial Highlights (continued)

Loan Agreement Asset Coverage Requirements

Date	Total Amount Outstanding	Asset Coverage Per $1,000 of Indebtedness

04/30/2002*	$30,500,000	$3,405

10/31/2001	30,500,000	3,372

10/31/2000	47,300,000	3,079

10/31/1999	47,300,000	3,558

10/31/1998	47,300,000	3,632

10/31/1997	27,400,000	4,933

10/31/1996	27,400,000	4,647

10/31/1995	27,400,000	4,430

10/31/1994	27,400,000	4,194

10/31/1993	27,400,000	4,473

10/31/1992	27,400,000	4,190

*	(Unaudited)

18

Shareholder Meeting Results

Results of Annual Meeting of Shareholders

On May 22, 2002, the Annual Meeting of Shareholders of the Fund was held to conduct a vote for or against the approval of the following item listed on the Fund's Proxy Statement for said Meeting. On March 1, 2002, the record date for the Meeting, the Fund had 20,723,717 shares outstanding. The votes cast were as follows:

Proposal 1. Election of Directors:	For	Withheld

Richard W. Lowry	18,050,382	482,151

William E. Mayer	18,010,777	521,756

Charles R. Nelson	18,053,408	479,125

19

Transfer Agent

Important Information About This Report

The Transfer Agent for Colonial Intermediate High Income Fund is:

PFPC,
P.O. Box 8030
Boston, MA 02266-8030
1-800-331-1710

The fund mails one shareholder report to each shareholder address. Shareholders can order additional reports by calling 800-345-6611. In addition, representatives at that number can provide shareholders information about the fund.

Financial advisors who want additional information about the fund may speak to a representative at 800-426-3750.

Semiannual Report: Colonial Intermediate High Income Fund

COLONIAL INTERMEDIATE HIGH INCOME FUND	Semiannual Report

110-03/555J-0402 (06/02) 02/985